John Hancock Global Real Estate Fund (the “Fund”)
Supplement dated 3-11-2009 to the current Prospectus

     On March 10, 2009, the Board of Trustees of John Hancock Series Trust, of which the Fund is a series, approved a Plan of Liquidation with respect to the Fund. The Board’s decision was based primarily on economic changes that have had a significant adverse impact on the Fund’s performance, resulting in its inability to maintain an appropriate level of assets. The Plan provides that the Fund will begin liquidating its assets as soon as practicable. The Fund will not accept orders from new investors to purchase shares of the Fund after March 18, 2009, and will not accept orders from existing shareholders to purchase additional shares after April 9, 2009. Prior to the final liquidation and distribution of assets, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of the Fund.

     On or around the close of business on April 24, 2009, the Fund will distribute pro rata all of its assets in cash to its shareholders, and all outstanding shares will be redeemed and cancelled. Prior to that time, the proceeds from the liquidation of portfolio securities will be invested in cash equivalent securities or held in cash. During this time, the Fund may hold more cash or cash equivalents or other short-term investments than normal, which may prevent the Fund from meeting its stated investment objective.

     Plan sponsors or plan administration agents should notify participants that the Fund is liquidating and should provide information about alternative investment options.

The Fund reserves the right to further restrict sales of Fund shares.

For more information, please call the John Hancock Funds at 1-800-225-5291.